Dreyfus Premier
Japan Fund

ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                            26   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                The Fund

                                                                Dreyfus Premier
                                                                Japan Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Japan Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Premier Japan Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund produced a total return of -26.30% for Class A shares, -26.74% for Class B shares, -26.74% for Class C shares, -26.01% for Class R shares, and -26.45% for Class T shares.(1) This compares with a total return of -32.58% produced by the fund's benchmark, the Morgan Stanley Capital International Japan Index ("MSCI Japan Index"), for the same period.(2)

We attribute the fund's and the market's negative returns to persistent weakness in the Japanese economy, which was exacerbated by slowing global economic growth. However, the fund benefited from our theme-based investment approach, which led us to focus our assets in several industry sectors that performed better than most. As a result, while still posting negative results, the fund performed better than its benchmark.

What is the fund's investment approach?

The fund invests primarily in stocks of Japanese companies with a wide range of market capitalizations, including small-, mid- and large-cap companies. We generally invest 60% or more of the fund's assets in Japanese companies with market caps of at least $1.5 billion at the time of investment.

Our investment selection process focuses on themes that we believe are likely to drive global economic growth, such as the impact of new technologies and the globalization of industries and brands. These themes help us identify industries and market sectors that we believe offer above-average opportunities for long-term growth.

Within selected markets and industries, we seek attractively priced companies that appear to have substantial competitive advantages over their peers. We use fundamental analysis in making individual purchasing decisions, and we generally hold a security until the company's

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

prospects decline, its stock becomes fully valued by the market or the theme underlying our investment changes. Since many of the fund's securities are denominated in yen, we may occasionally engage in currency hedging to protect against depreciation versus the U.S. dollar.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the fund emphasized companies in the traditionally defensive sectors of pharmaceuticals and food, both of which gained value, counter to the overall market's downward trend. By the beginning of 2001, when defensive stocks appeared fully valued to us, we shifted some of the fund' s assets into cyclical areas of the economy that we considered attractively valued. For the remainder of the reporting period, the fund focused on what we considered to be high quality companies that were gaining market share while benefiting from Japan' s transition from a manufacturing to a service-oriented economy. Investments included retailers such as ITO YOKADO; financial trading companies such as Mitsubishi Tokyo Financial Group; telecommunications companies such as BELLSYSTEM24; and leisure activity firms such as RESORTRUST.

Japanese technology manufacturers and exporters were hit particularly hard during the reporting period by slowing growth in the U.S. economy, the world's largest market for technology products. However, the fund avoided the most highly valued technology stocks and generally held a smaller percentage of technology stocks than its benchmark. Within technology, the fund focused on companies, such as NEC and Fujitsu, with healthy balance sheets and strong competitive positions that appeared well positioned to survive the downturn. As a result, the fund suffered less than the benchmark from the technology slump. By the same token, the fund also benefited less when Japanese technology stocks gained ground during the closing months of the reporting period.

What is the fund's current strategy?

As of October 31, 2001, Japanese economic fundamentals continued to show signs of deterioration, with the Japanese banking system com ing under increasing strain as a result of the country's extended recession. On the other hand, several encouraging developments are taking place, in our opinion. Japanese companies are gradually restructuring operations, making them more competitive. Strong, high quality companies are taking advantage of competitors' weakness to consolidate their positions and seize market share. Finally, the depth of the country's economic problems appears to be pressuring political leaders to overcome institutional inertia and make needed banking reforms.

Given these conditions, we remain cautious regarding the short-term economic environment but hopeful of long-term improvement. At the same time, we continue to find a number of opportunities for growth in the current environment. For example, during the closing weeks of the reporting period, we added to the fund' s holdings of video game companies, which we believe are poised to benefit from the recent introduction of new game platforms. We continue to look for investments positioned to benefit from growth opportunities in the Japanese market.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL
     INTERNATIONAL (MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Japan Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Morgan Stanley Capital International Japan Index

((+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER JAPAN FUND ON 12/15/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES INTENDED TO REPLICATE THE INDUSTRY COMPOSITION OF THE LOCAL MARKET. THE MSCI SELECTED STOCKS INCLUDE A REPRESENTATIVE SAMPLING OF LARGE, MEDIUM AND SMALL CAPITALIZATION-WEIGHTED STOCKS, TAKING EACH STOCK'S LIQUIDITY INTO ACCOUNT. THE INDEX INCLUDES NET DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 10/31/01



                                                                               Inception                                  From
                                                                                Date                1 Year              Inception
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                               12/15/99              (30.51)%             (18.10)%
WITHOUT SALES CHARGE                                                            12/15/99              (26.30)%             (15.49)%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                                          12/15/99              (29.61)%             (17.85)%
WITHOUT REDEMPTION                                                              12/15/99              (26.74)%             (16.09)%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                                       12/15/99              (27.46)%             (16.09)%
WITHOUT REDEMPTION                                                              12/15/99              (26.74)%             (16.09)%

CLASS R SHARES                                                                  12/15/99              (26.01)%             (15.24)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                             12/15/99              (29.75)%             (17.73)%
WITHOUT SALES CHARGE                                                            12/15/99              (26.45)%             (15.69)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--100.1%                                   Shares       Value ($)
-------------------------------------------------------------------------------

BASIC MATERIALS--5.7%

Fuji Photo Film                                          1,000          33,023

KANEKA                                                   3,000          20,819

Lion                                                     9,000          35,164

                                                                        89,006

CAPITAL GOODS--4.8%

KOMORI                                                   2,000          23,197

Makita                                                   3,000          16,159

Mitsubishi Heavy Industries                              8,000          26,941

SAMMY                                                      300           8,607

                                                                        74,904

COMMUNICATIONS--4.7%

JAPAN TELECOM                                                3           9,392

NIPPON TELEGRAPH AND TELEPHONE                               9          37,077

NTT DoCoMo                                                   2          27,138

                                                                        73,607

CONSTRUCTION--10.3%

Hitachi Plant Engineering & Construction                 7,000          23,116

Japan Real Estate Investment                                 9          39,872

Mitsubishi Estate Company                                5,000          48,921

Mitsui Fudosan                                           2,000          20,320

Tokyo Tatemono                                          16,000          30,734

                                                                       162,963

CONSUMER STAPLES--13.8%

ADERANS                                                    700          25,175

CALPIS                                                   7,000          31,470

ITO-YOKADO                                               1,000          44,139

KATOKICHI                                                1,400          28,723

NISSAN MOTOR                                             7,000          30,898

TOKYO STYLE                                              2,000          18,489

UNY                                                      4,000          38,515

                                                                       217,409

FINANCIAL--21.4%

ACOM                                                       400          33,415

AIFUL                                                      400          31,388

Aioi Insurance                                          14,000          45,202

Credit Saison                                            1,800          43,109

Daiwa Securities Group                                   4,000          26,157

Mitsubishi Tokyo Financial Group                            6  (a)      44,630


COMMON STOCKS (CONTINUED)                               Shares        Value ($)
-------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Nichiei                                                  3,500          28,781

Promise                                                    600          38,843

UJF Holdings                                                10  (a)     44,630

                                                                       336,155

PHARMACEUTICAL--8.1%

TERUMO                                                   3,000          49,657

DAIICHI PHARMACEUTICAL                                   2,000          47,000

KISSEI PHARMACEUTICAL                                    2,000          30,047

                                                                       126,704

SERVICES--15.0%

Aoi Advertising Promotion                                  300           1,935

BELLSYSTEM24                                                90          36,930

CAPCOM                                                     400          10,953

DAIICHIKOSHO                                             1,800          38,401

DATA COMMUNICATION SYSTEM                                  900          30,971

Hitachi Information System                                 700          21,514

Mitsubishi                                               4,000          30,669

RESORTTRUST                                              1,300          34,960

SUMITOMO                                                 5,000          29,263

                                                                       235,596

TECHNOLOGY--10.6%

AIPHONE                                                  2,700          36,371

CANON                                                    1,000          29,099

Hitachi                                                  5,000          34,127

OLYMPUS OPTICAL                                          3,000          44,606

SONY                                                       600          22,707

                                                                       166,910

UTILITIES--5.7%

Chubu Electric Power                                     2,000          43,077

Kyushu Electric Power                                    2,600          47,180

                                                                        90,257
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,798,579)                     100.1%       1,573,511

LIABILITIES, LESS CASH AND RECEIVABLES                   (.1%)         (1,764)

NET ASSETS                                              100.0%       1,571,747

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,798,579    1,573,511

Cash                                                                      4,072

Cash denominated in foreign currencies                      3,683         3,673

Net unrealized appreciation on forward

  currency exchange contracts--Note 4(a)                                 15,640

Dividends receivable                                                      4,577

Prepaid expenses                                                         18,768

Due from The Dreyfus Corporation                                            644

                                                                      1,620,885
-------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              10,975

Accrued expenses and other liabilities                                   38,163

                                                                         49,138
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,571,747
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,136,810

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                       (355,481)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions--Note 4(b)         (209,582)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,571,747

NET ASSET VALUE PER SHARE



                                        Class A       Class B         Class C        Class R       Class T
----------------------------------------------------------------------------------------------------------

Net Assets ($)                          373,349       297,328         289,625        321,454       289,991

Shares Outstanding                       41,900        33,840          32,962         35,888        32,682
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           8.91          8.79            8.79           8.96          8.87



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,203 foreign taxes withheld at source)         12,487

Interest                                                                   825

TOTAL INCOME                                                            13,312

EXPENSES:

Investment advisory fee--Note 3(a)                                      18,347

Registration fees                                                       22,388

Auditing fees                                                           22,170

Prospectus and shareholders' reports                                    13,130

Custodian fees                                                           9,523

Distribution fees--Note 3(b)                                             5,978

Shareholder servicing costs--Note 3(c)                                   4,502

Directors' fees and expenses--Note 3(d)                                    959

Legal fees                                                                 278

Miscellaneous                                                            5,317

TOTAL EXPENSES                                                         102,592

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                            (56,266)

NET EXPENSES                                                            46,326

INVESTMENT (LOSS)                                                     (33,014)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (381,776)

Net realized gain (loss) on forward currency exchange contracts          1,859

NET REALIZED GAIN (LOSS)                                              (379,917)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                       (157,053)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (536,970)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (569,984)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (33,014)              (34,330)

Net realized gain (loss) on investments         (379,917)               42,108

Net unrealized appreciation
   (depreciation) on investments                (157,053)              (52,529)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (569,984)              (44,751)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                   (10,179)                   --

Class B shares                                    (8,301)                   --

Class C shares                                    (8,154)                   --

Class R shares                                    (8,856)                   --

Class T shares                                    (8,064)                   --

TOTAL DIVIDENDS                                  (43,554)                   --
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                     45,416            1,871,722

Class B shares                                     32,000              417,399

Class C shares                                         73              417,710

Class R shares                                         --              450,000

Class T shares                                         --              400,000

Dividends reinvested:

Class A shares                                      9,486                  --

Class B shares                                      8,253                  --

Class C shares                                      8,081                  --

Class R shares                                      8,856                  --

Class T shares                                      8,064                  --

Cost of shares redeemed:

Class A shares                                   (41,785)          (1,355,723)

Class B shares                                   (30,493)              (4,919)

Class C shares                                      (835)             (13,269)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                47,116            2,182,920

TOTAL INCREASE (DECREASE) IN NET ASSETS         (566,422)           2,138,169
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,138,169                --

END OF PERIOD                                   1,571,747            2,138,169


                                                     Year Ended October 31,
                                               --------------------------------

                                                     2001               2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                         4,404              142,815

Shares issued for dividends reinvested                800  --

Shares redeemed                                    (4,353)            (101,766)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         851               41,049
-------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                         2,935               33,305

Shares issued for dividends reinvested                701                 --

Shares redeemed                                    (2,737)                (364)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         899               32,941
-------------------------------------------------------------------------------

CLASS C

Shares sold                                             6               33,257

Shares issued for dividends reinvested                687                  --

Shares redeemed                                       (88)                (900)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         605               32,357
-------------------------------------------------------------------------------

CLASS R

Shares sold                                            --               35,143

Shares issued for dividends reinvested                745                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         745               35,143
-------------------------------------------------------------------------------

CLASS T

Shares sold                                            --               32,000

Shares issued for dividends reinvested                682  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         682               32,000

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2001, THERE WAS NO ACTIVITY AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 130 CLASS B SHARES REPRESENTING $1,817 WERE AUTOMATICALLY CONVERTED TO 130 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                        Year Ended October 31,
                                                      --------------------------

CLASS A SHARES                                           2001             2000(a)
----------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                     12.35             12.50

Investment Operations:

Investment (loss)                                         (.16)(b)          (.17)(b)

Net realized and unrealized gain
   (loss) on investments                                 (3.03)              .02

Total from Investment Operations                         (3.19)             (.15)

Distributions:

Dividends from net realized gain on investments           (.25)              --

Net asset value, end of period                            8.91             12.35
------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                    (26.30)             (1.12)(d)
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  2.25               2.00(d)

Ratio of investment (loss)
   to average net assets                                (1.53)             (1.24)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation        3.07               5.48(d)

Portfolio Turnover Rate                                207.26             327.77(d)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    373                 507

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                                        Year Ended October 31,
                                                      --------------------------

CLASS B SHARES                                           2001             2000(a)
---------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                     12.27            12.50

Investment Operations:

Investment (loss)                                         (.23)(b)         (.26)(b)

Net realized and unrealized gain
   (loss) on investments                                 (3.00)             .03

Total from Investment Operations                         (3.23)            (.23)

Distributions:

Dividends from net realized gain on investments           (.25)              --

Net asset value, end of period                            8.79            12.27
------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (26.74)           (1.84)(d)
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   3.00             2.64(d)

Ratio of net investment (loss)
   to average net assets                                 (2.27)           (1.88)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation         3.07             5.59(d)

Portfolio Turnover Rate                                 207.26           327.77(d)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      297              404

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended October 31,
                                                      --------------------------

CLASS C SHARES                                           2001            2000(a)
---------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     12.27           12.50

Investment Operations:

Investment (loss)                                         (.23)(b)        (.26)(b)

Net realized and unrealized
   gain (loss) on investments                            (3.00)            .03

Total from Investment Operations                         (3.23)           (.23)

Distributions:

Dividends from net realized gain on investments           (.25)             --

Net asset value, end of period                            8.79           12.27
-----------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                    (26.74)          (1.84)(d)
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   3.00            2.64(d)

Ratio of investment (loss)
   to average net assets                                 (2.27)          (1.88)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation         3.07            5.58(d)

Portfolio Turnover Rate                                 207.26          327.77(d)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      290             397

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                        Year Ended October 31,
                                                      --------------------------

CLASS R SHARES                                           2001            2000(a)
----------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                     12.38             12.50

Investment Operations:

Investment (loss)                                         (.13)(b)          (.14)(b)

Net realized and unrealized gain
   (loss) on investments                                 (3.04)              .02

Total from Investment Operations                         (3.17)             (.12)

Distributions:

Dividends from net realized gain on investments           (.25)              --

Net asset value, end of period                            8.96             12.38
-------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       (26.01)              (.96)(c)
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   2.00              1.75(c)

Ratio of investment (loss)
   to average net assets                                 (1.27)             (.99)(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation         3.07              5.56(c)

Portfolio Turnover Rate                                 207.26            327.77(c)
--------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     321                435

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended October 31,
                                                      --------------------------

CLASS T SHARES                                           2001            2000(a)
--------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     12.33           12.50

Investment Operations:

Investment (loss)                                         (.18)(b)        (.19)(b)

Net realized and unrealized gain
   (loss) on investments                                 (3.03)            .02

Total from Investment Operations                         (3.21)           (.17)

Distributions:

Dividends from net realized gain on investments           (.25)              --

Net asset value, end of period                            8.87           12.33
------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                   (26.45)           (1.36)(d)
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   2.50            2.18(d)

Ratio of investment (loss)
   to average net assets                                 (1.77)          (1.42)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation         3.07            5.57(d)

Portfolio Turnover Rate                                 207.26          327.77(d)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      290             395

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Japan Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge
(" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

                Class A......  32,680                 Class R.....    32,678

                Class B......  32,685                 Class T....     32,682

                Class C......  32,685


                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $817 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $379,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investment income-net by $33,014, increased accumulated net realized gain (loss) on investments by $1,039 and decreased paid-in capital by $34,053. Net assets were not effected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2000 through October 31, 2002 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $56,266 during the period ended October 31, 2001.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%


The Distributor retained $96 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $2,597, $2,537 and $844, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $1,099, $866, $846, and $844, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $624 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2001, amounted to $3,683,728 and $3,645,454, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2001:




                                                         Foreign
Forward Currency                                        Currency                                                 Unrealized
Exchange Contracts                                      Amounts        Proceeds ($)         Value ($)        Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:
Japanese Yen,
    expiring 12/14/2001                              89,837,000            751,900           736,260               15,640



(B) At October 31, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $209,428, consisting of $59,840 gross unrealized appreciation and $269,268 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Japan Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Japan Fund (one of the series comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Japan Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                       E & Y LOGO

New York, New York

December 10, 2001



NOTES

                     For More Information

                        Dreyfus Premier Japan Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss  Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  296AR1001